UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2007

Natrol, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

 Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On June 1, 2007, Natrol, Inc. entered into a stock purchase agreement with Medical Research Institute (“MRI”), a California corporation and the shareholders of MRI listed on the signature page thereto (the “Sellers”), for the purchase of all of the outstanding capital stock of MRI.  Prior to the execution of the stock purchase agreement, there were no material relationships between Natrol and MRI or the Sellers.

Additional information regarding the stock purchase agreement is included in Item 2.01 and is incorporated herein by reference.

Item 2.01       Completion of Acquisition or Disposition of Assets

On June 1, 2007, Natrol completed the purchase from the Sellers of all of the outstanding capital stock of MRI in accordance with the terms of the stock purchase agreement.  The purchase price consisted of $8 million in cash, after certain closing adjustments.  Natrol also agreed to make cash earnout and incentive payments to the Sellers over a three-year period, depending upon MRI’s financial performance during each of the three-year periods after closing.

The stock purchase agreement also contains customary representations, warranties, covenants and indemnities.

As part of the purchase of MRI, Natrol also entered into a three-year employment agreement with Edward A. Byrd, the founder and controlling shareholder of MRI.  Under the employment agreement, Natrol agreed initially to pay Mr. Byrd $230,000 per year.  Natrol and Mr. Byrd also entered into a non-competition agreement in favor of Natrol.

The description of the stock purchase agreement is qualified in its entirety by the full text of the agreement attached as exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01       Regulation FD Disclosure

On June 5, 2007, Natrol issued a press release announcing the acquisition of MRI.  A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(a)          and (b)  Financial statements of businesses acquired and Pro forma financial information.

The financial statements and pro forma financial information required by this item are not filed herewith, but will be filed by Natrol by amendment to this report not later than 71 calendar days after the date of this initial report.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description

2.1	Stock Purchase Agreement dated as of June 1, 2007 by and among Natrol, Inc., Medical Research Institute (“MRI”) and the shareholders of MRI listed therein

99.1	Press release of Natrol, Inc. dated June 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2007	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer, Treasurer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Stock Purchase Agreement dated as of June 1, 2007 by and among Natrol, Inc., Medical Research Institute (“MRI”) and the shareholders of MRI listed therein

99.1	Press release of Natrol, Inc. dated June 5, 2007